                           FORM 8 - K/A

               SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549-1004


                           FORM 8 - K/A
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934




Date of Report (Date of earliest event reported):  April 26, 1995



                        PITNEY BOWES INC.



                 Commission File Number: 1-3579




      State of Incorporation       IRS Employer Identification No.
             Delaware                       06-0495050






                       World Headquarters
                Stamford, Connecticut  06926-0700
                Telephone Number:  (203) 356-5000

Pitney Bowes Inc. - Form 8-K/A
Page 2 of 4

ITEM 5:  Other Events

In  April  1995,  Pitney  Bowes  Inc.  (the  company)  signed   a
definitive agreement to sell Dictaphone Corporation for $450 million in cash to an affiliate of Stonington Partners, Inc. The company expects to report an after-tax gain upon the closing of the sale, which is expected to be completed by July.

A copy of the company's news release is attached as an exhibit hereto and is incorporated herein by reference.

Item 7:  Exhibits and Reports on Form 8-K/A.

 (a) Exhibits (numbered in accordance with Item 601 of Regulation
       S-K)

     Reg. S-K    Status or                        Incorporation
     Exhibits    Description                       by Reference

      (20)       News  Release                    See Exhibit (i)



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Pitney Bowes Inc. - Form 8-K/A
Page 3 of 4







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PITNEY BOWES INC.

May 11, 1995





                                /s/ C. F. Adimando
                                C. F. Adimando
                                Vice President - Finance and
                                Administration, and Treasurer
                                (Principal Financial Officer)





                                /s/ S. J. Green
                                S. J. Green
                                Vice President - Controller
                                (Principal Accounting Officer)